Exhibit 99.1

Max Re Capital Reports Third Quarter Net Income of $0.42 Per Diluted Share

Attractive Underwriting Opportunities Lead to Reduction in Alternative Investment Allocation

Hamilton, Bermuda, November 13, 2006 - Max Re Capital Ltd. (NASDAQ: MXRE) today reported net income for the three months ended September 30, 2006 of $26.5 million, or net income of $0.42 per diluted share, compared to a net loss of $44.2 million, or a net loss of $0.96 per diluted share, for the three months ended September 30, 2005. Net operating income, which represents net income adjusted for net realized gains and losses on sales of fixed maturities, for the three months ended September 30, 2006 was $26.8 million, or net operating income of $0.42 per diluted share, compared with a net operating loss of $45.9 million, or a net operating loss of $0.99 per diluted share, for the three months ended September 30, 2005. For the nine months ended September 30, 2006, the Company had net income of $121.5 million, or net income of $1.91 per diluted share, compared to $22.1 million, or $0.44 per diluted share, for the nine months ended September 30, 2005. For the nine months ended September 30, 2006, the Company had net operating income of $128.8 million, or net operating income of $2.03 per diluted share, compared to $19.3 million, or $0.39 per diluted share, for the nine months ended September 30, 2005.

W. Marston Becker, Chairman and acting Chief Executive Officer, commented, “During the third quarter the Company produced the best property and casualty underwriting results in its history principally due to the favorable maturing of general liability insurance reserves and benign catastrophe activity. Our insurance business continues to be our fastest growing segment. The underwriting results were partially offset by disappointing returns on our alternative investment portfolio. The opportunity to continue to write attractive property and casualty premium volume, has led us to establish a reduced target range for alternative investments of 15% to 20% of invested assets”.

Gross premiums written for the three months ended September 30, 2006 were $177.9 million, of which $177.3 million came from property and casualty underwriting and $0.6 million came from life and annuity underwriting, compared to $288.0 million, of which $196.3 million came from property and casualty underwriting and $91.7 million came from life and annuity underwriting, for the three months ended September 30, 2005. Net premiums earned for the three months ended September 30, 2006 were $147.1 million compared to $295.8 million for the same period of 2005. Gross premiums written for the nine months ended September 30, 2006 were $717.7 million compared to $988.8 million for the first nine months of 2005. Property and casualty reinsurance, property and casualty insurance and life and annuity reinsurance accounted for 55%, 39% and 6%, respectively, of gross premiums written for the first nine months of 2006, compared to 48%, 25% and 27%, respectively, for the same period in 2005. Net premiums earned for the first nine months of 2006 decreased 36.5% to $506.0 million compared to $796.8 million for the same period in 2005. The decline in gross premiums written and net premiums earned for the first nine months of 2006 principally relates to decreased life and annuity business written and earned.

Net investment income for the three months ended September 30, 2006 increased to $38.7 million, from $27.0 million for the same period in 2005 and is attributable to a year over year increase in cash and fixed maturities balances and higher yields on fixed maturities investments. Net investment income for the nine months ended September 30, 2006 increased $33.5 million, to $109.2 million, compared to $75.7 million for the same period in 2005. Net losses on alternative investments for the three months ended September 30, 2006 were $31.0 million, or a (2.33)% rate of return, compared to net gains on alternative investments of $35.6 million, or a 3.0% rate of return, for the same period in 2005. For the nine months ended September 30, 2006, alternative investments have returned 1.57%, compared to 4.50% for the same period in 2005. Invested assets were $4.6 billion as of September 30, 2006, with an allocation of approximately 72% to cash and fixed maturities and 28% to alternative investments.

Losses and benefits were $89.2 million for the three months ended September 30, 2006 compared to $367.7 million for the same period in 2005. The decrease in 2006 is principally attributable to the lower volume of life and annuity underwriting, a reduction in prior years general liability insurance reserves of $20.5 million and the absence of significant natural catastrophe losses compared to $100.0 million in natural catastrophe losses included in the three months ended September 30, 2005. Losses and benefits for the nine months ended September 30, 2006 were $380.1 million compared to $792.4 million for the same period in 2005. The decrease for the nine months ended September 30, 2006 compared to the same period in 2005 is principally attributable to the decrease in life and annuity underwriting, reduction in prior year general liability insurance reserves and the recording of natural catastrophe losses in the 2005 period.

Acquisition costs for the three months ended September 30, 2006 were $19.0 million compared to $20.5 million for the three months ended September 30, 2005, the decrease resulting from lower net premiums earned in 2006. Acquisition costs are principally related to our property and casualty reinsurance and insurance segments.

Interest expense for the three months ended September 30, 2006 was ($1.7) million compared to $2.7 million for the same period in 2005, principally attributable to favorable development of $12.0 million on a reinsurance contract that was recorded as a deposit liability.

General and administrative expenses for the three months ended September 30, 2006 were $21.6 million compared to $14.5 million for the same period in 2005. General and administrative expenses for the three months ended September 30, 2006 increased principally due to increased personnel costs and additional costs related to the internal investigation.

Shareholders’ equity was $1,294.5 million at September 30, 2006. Book value per share at September 30, 2006 was $21.74 per share, compared to $20.16 at December 31, 2005. Annualized operating return on average shareholders’ equity for the nine months ended September 30, 2006 was 13.8%.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, offers customized insurance and reinsurance solutions to property and casualty insurers, life and health insurers and large corporations.

This release includes statements about future expectations, plans and prospects of the Company which constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements, including the risk that the SEC’s view of the conclusions reached by the Audit and Risk Management Committee of our Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and 2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 and unaudited financial statements for the periods ended March 31, 2006 and June 30, 2006, may differ, perhaps materially and result in material changes to information contained in the Company’s past SEC filings, including financial statements and financial information. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Annual Report on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2005 and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information:

Keith S. Hynes	N. James Tees
Executive Vice President & CFO	Senior Vice President & Treasurer
441-296-8800	441-296-8800
keithh@maxre.bm	jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2006	December 31, 2005
	(Unaudited)	(Restated)
ASSETS
Cash and cash equivalents	$327,294	$314,031
Fixed maturities, available for sale at fair value	2,948,285	2,682,864
Alternative investments, at fair value	1,282,710	1,230,889
Accrued interest income	35,597	32,632
Premiums receivable	410,378	398,666
Losses and benefits recoverable from reinsurers	509,421	453,641
Funds withheld	15,570	16,932
Deferred acquisition costs	77,824	69,015
Prepaid reinsurance premiums	102,432	83,493
Other assets	23,754	23,001

Total assets	$5,733,265	$5,305,164

LIABILITIES
Property and casualty losses	$2,238,482	$2,006,032
Life and annuity benefits	886,183	854,224
Deposit liabilities	203,570	225,328
Funds withheld from reinsurers	256,371	271,992
Unearned property and casualty premiums	505,547	442,976
Reinsurance balances payable	83,559	90,781
Accounts payable and accrued expenses	115,007	78,111
Bank loan	150,000	150,000

Total liabilities	4,438,719	4,119,444

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00)
200,000,000 shares authorized; 59,549,893 (2005 - 58,829,354) shares issued and outstanding	59,550	58,829
Additional paid-in capital	937,089	921,384
Loans receivable from common share sales	—	(465)
Unearned stock grant compensation	(17,832)	(14,574)
Accumulated other comprehensive income (loss)	(11,230)	4,981
Retained earnings	326,969	215,565

Total shareholders’ equity	1,294,546	1,185,720

Total liabilities and shareholders’ equity	$5,733,265	$5,305,164

Book Value Per Share	$21.74	$20.16

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2006	2005	2006	2005
		(Restated)		(Restated)
REVENUES
Gross premiums written	$177,854	$288,047	$717,745	$988,843
Reinsurance premiums ceded	(39,005)	(34,481)	(170,406)	(130,628)

Net premiums written	$138,849	$253,566	$547,339	$858,215

Earned premiums	$202,831	$343,437	$658,240	$929,364
Earned premiums ceded	(55,750)	(47,660)	(152,213)	(132,606)

Net premiums earned	147,081	295,777	506,027	796,758

Net investment income	38,668	27,002	109,195	75,654
Net gains (losses) on alternative investments	(31,004)	35,642	18,219	53,617
Net realized gains (losses) on sale of fixed maturities	(288)	1,624	(7,249)	2,827
Other income	167	1,088	831	3,588

Total revenues	154,624	361,133	627,023	932,444

LOSSES AND EXPENSES
Losses and benefits	89,186	367,681	380,110	792,436
Acquisition costs	18,979	20,492	59,369	59,914
Interest expense	(1,650)	2,720	6,317	15,916
General and administrative expenses	21,612	14,484	59,725	42,052

Total losses and expenses	128,127	405,377	505,521	910,318

NET INCOME	26,497	(44,244)	121,502	22,126

Change in net unrealized appreciation of fixed maturities	61,110	(31,393)	(20,064)	(3,660)
Foreign currency translation adjustment	2,371	1,011	3,853	(3,314)

COMPREHENSIVE INCOME (LOSS)	$89,978	$(74,626)	$105,291	$15,152

Basic earnings (loss) per share	$0.45	$(0.96)	$2.05	$0.48

Diluted earnings (loss) per share	$0.42	$(0.96)	$1.91	$0.44

Diluted net operating earnings (loss) per share	$0.42	$(0.99)	$2.03	$0.39

Weighted average shares outstanding - basic	59,447,853	46,104,424	59,373,409	46,160,067

Weighted average shares outstanding - diluted	63,249,815	46,104,424	63,511,226	49,850,390

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30,
	2006	2005
		(Restated)
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	58,829	45,826
Issue of shares	722	621
Repurchase of shares	(1)	(335)

Balance, end of period	59,550	46,112

Additional paid-in capital
Balance, beginning of period	921,384	643,444
Issue of common shares	15,106	11,673
Stock option expense	616	574
Repurchase of shares	(17)	(7,025)

Balance, end of period	937,089	648,666

Loans receivable from common share sales
Balance, beginning of period	(465)	(10,515)
Loans repaid	465	10,050

Balance, end of period	—	(465)

Unearned stock grant compensation
Balance, beginning of period	(14,574)	(13,294)
Stock grants awarded	(13,052)	(10,847)
Amortization	9,794	7,416

Balance, end of period	(17,832)	(16,725)

Accumulated other comprehensive income (loss)
Balance, beginning of period	4,981	22,227
Holding losses on fixed maturities arising in period	(27,313)	(833)
Net realized losses (gains) included in net income	7,249	(2,827)
Currency translation adjustments	3,853	(3,314)

Balance, end of period	(11,230)	15,253

Retained earnings
Balance, beginning of period	215,565	215,015
Net income	121,502	22,126
Dividends paid	(10,098)	(6,015)

Balance, end of period	326,969	231,126

Total shareholders’ equity	$1,294,546	$923,967

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2006	2005
		(Restated)
OPERATING ACTIVITIES
Net income	$121,502	$22,126
Adjustments to reconcile net income to net cash from operating activities:
Amortization of unearned stock based compensation	10,410	7,990
Amortization of premium on fixed maturities	5,053	7,071
Accretion of deposit liabilities	(10,474)	2,516
Net realized (gains) losses on sale of fixed maturities	7,249	(2,827)
Alternative investments	(51,552)	(88,928)
Accrued interest income	(2,965)	(5,559)
Premiums receivable	(11,712)	(38,975)
Losses and benefits recoverable from reinsurers	(55,780)	(55,932)
Funds withheld	1,362	724
Deferred acquisition costs	(8,809)	(30,971)
Prepaid reinsurance premiums	(18,939)	2,961
Other assets	(753)	1,950
Property and casualty losses	232,450	308,904
Life and annuity benefits	31,959	198,011
Funds withheld from reinsurers	(15,621)	(10,399)
Unearned property and casualty premiums	62,571	55,347
Reinsurance balances payable	(7,222)	(2,568)
Accounts payable and accrued expenses	36,896	(19,005)

Cash from operating activities	325,625	352,436

INVESTING ACTIVITIES
Purchase of fixed maturities	(852,365)	(1,257,224)
Sales of fixed maturities	425,485	918,799
Redemptions of fixed maturities	128,824	23,530

Cash used in investing activities	(298,056)	(314,895)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	2,776	1,447
Repurchase of common shares	(18)	(7,360)
Dividends	(10,098)	(6,015)
Additions to deposit liabilities	25,297	9,128
Payment of deposit liabilities	(36,581)	(53,269)
Notes and loans repaid	465	10,050

Cash used in financing activities	(18,159)	(46,019)

Effect of exchange rate on cash	3,853	(3,314)

Net increase in cash and cash equivalents	13,263	(11,792)

Cash and cash equivalents, beginning of period	314,031	239,188

CASH AND CASH EQUIVALENTS, END OF PERIOD	$327,294	$227,396

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $9,096 and $5,580 for the nine months ended September 30, 2006 and 2005, respectively.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA - NINE MONTHS TO SEPTEMBER 30, 2006 (Unaudited)

Year to Date Segment Information: (in 000’s US$)	Property & Casualty			Life & Annuity Reinsurance	Corporate	Consolidated
	Reinsurance	Insurance	Total
Gross premiums written	$397,481	$276,078	$673,559	$44,186	$—	$717,745
Reinsurance premiums ceded	(33,653)	(136,196)	(169,849)	(557)	—	(170,406)

Net premiums written	$363,828	$139,882	$503,710	$43,629	$—	$547,339

Earned premiums	$339,880	$274,174	$614,054	$44,186	$—	$658,240
Earned premiums ceded	(24,471)	(127,185)	(151,656)	(557)	—	(152,213)

Net premiums earned	315,409	146,989	462,398	43,629	—	506,027

Net investment income	—	—	—	—	109,195	109,195
Net gains on alternative investments	—	—	—	—	18,219	18,219
Net realized losses on sales of fixed maturities	—	—	—	—	(7,249)	(7,249)
Other income	—	—	—	—	831	831

Total revenues	315,409	146,989	462,398	43,629	120,996	627,023

Losses and benefits	224,960	83,315	308,275	71,835	—	380,110
Acquisition costs	57,360	554	57,914	1,455	—	59,369
Interest expense	—	—	—	—	6,317	6,317
General and administrative expenses	16,957	10,767	27,724	2,169	29,832	59,725

Total losses and expenses	299,277	94,636	393,913	75,459	36,149	505,521

Net income (loss)	$16,132	$52,353	$68,485	$(31,830)	$84,847	$121,502

Loss Ratio (a)	71.3%	56.7%	66.7%
Combined Ratio (b)	94.9%	64.4%	85.2%

SCHEDULE OF SUPPLEMENTAL DATA - THREE MONTHS TO SEPTEMBER 30, 2006 (Unaudited)

Quarter Segment Information: (in 000’s US$)	Property & Casualty			Life & Annuity Reinsurance	Corporate	Consolidated
	Reinsurance	Insurance	Total
Gross premiums written	$98,708	$78,531	$177,239	$615	$—	$177,854
Reinsurance premiums ceded	(6,130)	(32,579)	(38,709)	(296)	—	(39,005)

Net premiums written	$92,578	$45,952	$138,530	$319	$—	$138,849

Earned premiums	$107,209	$95,007	$202,216	$615	$—	$202,831
Earned premiums ceded	(9,164)	(46,290)	(55,454)	(296)	—	(55,750)

Net premiums earned	98,045	48,717	146,762	319	—	147,081

Net investment income	—	—	—	—	38,668	38,668
Net losses on alternative investments	—	—	—	—	(31,004)	(31,004)
Net realized losses on sales of fixed maturities	—	—	—	—	(288)	(288)
Other income	—	—	—	—	167	167

Total revenues	98,045	48,717	146,762	319	7,543	154,624

Losses and benefits	71,735	8,483	80,218	8,968	—	89,186
Acquisition costs	17,957	111	18,068	911	—	18,979
Interest expense	—	—	—	—	(1,650)	(1,650)
General and administrative expenses	5,985	3,894	9,879	853	10,880	21,612

Total losses and expenses	95,677	12,488	108,165	10,732	9,230	128,127

Net income (loss)	$2,368	$36,229	$38,597	$(10,413)	$(1,687)	$26,497

Loss Ratio (a)	73.2%	17.4%	54.7%
Combined Ratio (b)	97.6%	25.6%	73.7%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.
(b)	The combined ratio is calculated by dividing total losses and expenses by net premiums earned.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA - SEPTEMBER 30, 2006 (Unaudited)

Selected Investment Return Data:	Fair Value*	Investment %’s	Last 3 Months	Periodic Rate of Return		Last 60 months**
				Year to Date	Last 12 Months
Cash and Fixed Maturities	$3,275,579	71.9%	3.28%	2.79%	3.41%	4.58%

Global Macro	$85,202	1.9%	1.20%	1.15%	3.13%	9.58%
Long / Short Equity	203,189	4.5%	-1.17%	-2.53%	-5.65%	5.02%
Diversified Arbitrage	211,268	4.6%	-13.61%	-6.89%	-3.67%	6.22%
Distressed Securities	213,576	4.7%	0.82%	9.32%	10.43%	17.55%
Opportunistic	28,430	0.6%	2.73%	19.06%	25.63%	14.57%
Emerging Markets	134,840	3.0%	-0.34%	5.33%	5.79%	15.41%
Fixed Income Arbitrage	25,575	0.6%	-0.18%	10.87%	8.81%	5.95%
Event-Driven Arbitrage	172,317	3.8%	-1.16%	2.70%	2.62%	10.05%
Commodity Trading Advisers	50,805	1.1%	-2.02%	-2.70%	-2.20%	3.84%
Credit Long / Short	116,728	2.6%	1.67%	7.81%	9.42%	8.81%

MDS	1,241,929	27.2%	-2.72%	1.02%	1.53%	7.93%
Reinsurance Private Equity	40,781	0.9%	11.20%	22.11%	-22.31%	-4.17%

Alternative Investments	$1,282,710	28.1%	-2.33%	1.57%	0.45%	7.39%

Total Investments	$4,558,289	100.0%	1.64%	2.52%	2.57%	5.64%

*	Expressed in thousands of United States Dollars
**	Annualized